June 9, 2025
Victory Pioneer Disciplined Growth Fund
Supplement to the Summary Prospectus and Prospectus
each dated March 31, 2025,
as in effect and as may be amended from time to time
Fund Summary
The following replaces the corresponding information under the heading “Management of the Fund - Portfolio Management” in the section entitled “Fund Summary”:
	Title	Tenure with the Fund and Predecessor Fund
Craig Sterling	Managing Director, Director of Core Equity and Head of Equity Research, US	Since 2015
Matthew Gormley	Portfolio Manager	Since May 2025
Organization and Management of the Fund
The following replaces the information under the heading “Portfolio Management” in the section entitled “Organization and Management of the Fund”:
Day-to-day management of the Fund’s portfolio is the responsibility of Craig Sterling and Matthew Gormley. The portfolio managers draw upon the research and investment management expertise of the firm’s global research teams at Pioneer Investments, which provide fundamental and quantitative research for the Victory Pioneer Funds.
Craig Sterling, Managing Director, Director of Core Equity and Head of Equity Research, US of Pioneer Investments, joined the Adviser following the integration of Amundi US into the Adviser and has served as portfolio manager of the Fund and predecessor fund since 2015. Prior to joining Amundi US in 2015, he was Managing Director and Global Head of Equity Research at EVA Dimensions LLC in New York, an independent equity research firm. Prior to 2011, he served as a Director in the HOLT Group at Credit Suisse.
Matthew Gormley, Portfolio Manager of Pioneer Investments, joined the Adviser following the integration of Amundi US into the Adviser and has served as portfolio manager of the Fund since May 2025. He joined Amundi US in 2011 within the risk and performance departments and joined the portfolio management team as an investment associate in 2017.
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